Organization and Basis of Presentation	12 Months Ended
Dec. 31, 2018
Accounting Policies [Abstract]
Basis of Presentation and Significant Accounting Policies
Company
Scorpio Bulkers Inc. and its subsidiaries (together “we”, “us”, “our” or the “Company”) is an international shipping company that owns and operates the latest generation newbuilding drybulk carriers with fuel-efficient specifications and carrying capacities of greater than 30,000 dwt in the international shipping markets. Scorpio Bulkers Inc. was incorporated in the Republic of the Marshall Islands on March 20, 2013.
As of December 31, 2018, the Company owned or finance leased 56 vessels (consisting of 19 Kamsarmax vessels and 37 Ultramax vessels) and time chartered-in one Ultramax vessel.
Our vessels are commercially managed by Scorpio Commercial Management S.A.M., or SCM, which is majority owned by the Lolli-Ghetti family of which Emanuele Lauro, our Chairman and Chief Executive Officer, and Filippo Lauro, our Vice President, are members. SCM’s services include securing employment, in pools, in the spot market, and on time charters.
Our vessels are technically managed by Scorpio Ship Management S.A.M., or SSM, which is majority owned by the Lolli-Ghetti family. SSM facilitates vessel support such as crew, provisions, deck and engine stores, insurance, maintenance and repairs, and other services as necessary to operate the vessels such as drydocks and vetting/inspection under a technical management agreement.
We also have an administrative services agreement with Scorpio Services Holding Limited, or SSH, which is majority owned by the Lolli-Ghetti family. The administrative services provided under this agreement primarily include accounting, legal compliance, financial, information technology services, the provision of administrative staff, and office space. Under the administrative services agreement, we also reimburse SSH for any direct or indirect expenses that it incurs in providing these services.
Basis of accounting
The consolidated financial statements and accompanying notes have been prepared in accordance with accounting principles generally accepted in the United States of America, or U.S. GAAP. All intercompany accounts and transactions have been eliminated in consolidation. The consolidated financial statements reflect all adjustments which, in the opinion of management, are necessary for the fair presentation of results.
Other comprehensive income is net income and thus not presented separately.
Going concern
The Company’s revenue is primarily derived from pool revenue. The bulker shipping industry is volatile and has experienced a sustained cyclical downturn recently. While the outlook has brightened, if the recovery is not sustained, this could have a material adverse effect on the Company’s business, financial condition, results of operations and cash flows.

The fair market values of the Company’s vessels also experience high volatility. The fair market value of the vessels may increase or decrease depending on a number of factors including, but not limited to, the prevailing level of charter rates and day rates, general economic and market conditions affecting the international shipping industry, types, sizes and ages of vessels, supply and demand for vessels, availability of or developments in other modes of transportation, competition from other shipping companies, cost of newbuildings, governmental or other regulations and technological advances. In addition, as vessels grow older they generally decline in value. If the fair market value of vessels declines, the Company may not be in compliance with certain provisions of its credit facilities and it may not be able to refinance its debt. The prepayment of certain credit facilities may be necessary for the Company to maintain compliance with certain covenants in the event that the value of its vessels falls below a certain level. Additionally, if the Company sells any of its vessels at a time when vessel prices have fallen, the sale price may be less than the vessel’s carrying value on its consolidated financial statements, resulting in a loss on sale or an impairment loss being recognized, ultimately leading to a reduction in earnings. Furthermore, if vessel values fall significantly, this could indicate a decrease in the recoverable amount for the vessel which may result in an impairment adjustment in the carrying value of the vessel.

These consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, nor to the amounts and classification of liabilities that may be necessary should the Company be unable to continue as a going concern.
Significant Accounting Policies
Principles of Consolidation
The consolidated financial statements represent the consolidation of the accounts of Scorpio Bulkers Inc. and its subsidiaries in conformity with U.S. GAAP. All intercompany accounts and transactions have been eliminated in consolidation. Investments in unconsolidated companies (generally 20 to 50 percent ownership), in which the Company has the ability to exercise significant influence but neither has a controlling interest nor is the primary beneficiary, are accounted for under the equity method. Under certain criteria indicated in Accounting Standards Codification ("ASC") 810, Consolidation, a partially-owned affiliate would be consolidated as a variable interest entity when it has less than a 50% ownership if the Company was the primary beneficiary of that entity. At the present time, there are no interests in variable interest entities.
Accounting estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses and disclosures of contingent assets, liabilities, revenues, and expenses. Actual results could differ from those results.
In addition to the estimates noted above, significant estimates include vessel valuations, useful life of vessels, and residual value of vessels.
Revenue recognition
The Company adopted ASU 2014-9, “Revenue from Contracts with Customers”, for the reporting period commencing on January 1, 2018 and elected to use the modified retrospective approach. The core principal of the standard is that an entity will recognize revenue at an amount that reflects the consideration to which the entity expects to be entitled in exchange for transferring such goods or services to a customer (as defined in the standard). Its adoption primarily changes the method of recognizing revenue for voyage charters from the discharge-to-discharge method to the loading-to-discharge method. Under the discharge-to-discharge method, revenue is recognized from the discharge of the prior voyage, or contract date of the current voyage if later, until the discharge of the current voyage. Under the load-to-discharge method, revenue is recognized from the load of a voyage until its discharge. The quantitative impact of the adoption of this new guidance did not have any effect on the timing of revenue recognition and therefore required no adjustment to the opening retained earnings as of January 1, 2018 as the Company was not engaged in any voyage charters. At the present time, virtually all of the Company’s revenues are sourced from commercial pools which, along with time charters, fall under the guidance of US GAAP for leases. In commercial pools the Company participates with other shipowners to operate a large number of vessels as an integrated transportation system, which offers customers greater flexibility and a higher level of service while achieving scheduling efficiencies. The operation of the pool enables both pool customers and participants to share the benefits achieved from these efficiencies. Under pooling arrangements, vessels are leased to and placed at the disposal and control of the pool during their participation in the pool. The Pool Manager negotiates and enters into arrangements for the commercial employment and operation of the pool vessels so as to secure the highest earnings to be shared among the pool participants. All revenues earned by the pool from the operation of the pool vessels, after deduction of all costs involved in the operation of the pool, is shared among the pool participants based upon pool points, in accordance with the contract.
Voyage expenses
Voyage expenses primarily include bunkers, port charges, canal tolls, cargo handling operations and brokerage commissions paid by us under voyage charters, brokerage commissions and miscellaneous voyage expenses that the Company is unable to recoup under time charter and pool arrangements.
Charterhire expense
Charterhire expense is the amount we pay the owner for time chartered-in vessels. The amount is usually for a fixed period of time at charter rates that are generally fixed, but may contain a variable component based on drybulk indices, inflation, interest rates, profit sharing, or current market rates. The vessel’s owner is responsible for crewing and other vessel operating costs. Charterhire expense is recognized ratably over the charterhire period.
Operating leases
Costs in respect of operating leases are charged to the Consolidated Statement of Operations on a straight line basis over the lease term.
Vessel operating costs
Vessel operating costs, which include crewing, repairs and maintenance, insurance, stores, lube oils, communication expenses, and technical management fees, are expensed as incurred.
Technical management fees are paid to SSM (See Note 15, Related Party Transactions). Pursuant to the Revised Master Agreement, SSM provides us with technical services, and we provide it with the ability to subcontract technical management of our vessels.
Foreign currencies
The individual financial statements of Scorpio Bulkers Inc. and each of its subsidiaries are maintained in the currency of the primary economic environment in which we operate (its functional currency), which in all cases is U.S. dollars. For the purpose of the consolidated financial statements, our results and financial position are also expressed in U.S. dollars.
In preparing the consolidated financial statements of Scorpio Bulkers Inc. and each of its subsidiaries, transactions in currencies other than the U.S. dollar are recorded at the rate of exchange prevailing on the dates of the transactions. Any change in exchange rate between the date of recognition and the date of settlement may result in a gain or loss which is included in the Consolidated Statement of Operations. At the end of each reporting period, monetary assets and liabilities denominated in other currencies are retranslated into the functional currency at rates ruling at that date. All resultant exchange differences are included in the Consolidated Statement of Operations.
Cash and cash equivalents
Cash and cash equivalents are comprised of cash on hand and demand deposits, and other short-term highly-liquid investments with original maturities of three months or less, and that are readily convertible to a known amount of cash and are subject to an insignificant risk of changes in value.
Inventories
Inventories consist mainly of lubricating oils used in the operations of the vessels and are stated at the lower of cost or net realizable value. Cost is determined using the first in first out method.
Assets held for sale
Assets held for sale include vessels and contracts for the construction of vessels and are classified in accordance with ASC 360, Property, Plant, and Equipment. The Company considers such assets to be held for sale when all of the following criteria are met:

•	management commits to a plan to sell the property;

•	it is unlikely that the disposal plan will be significantly modified or discontinued;

•	the property is available for immediate sale in its present condition;

•	actions required to complete the sale of the property have been initiated;

•	sale of the property is probable and we expect the completed sale will occur within one year; and

•	the property is actively being marketed for sale at a price that is reasonable given its current market value.
Upon designation as an asset held for sale, the Company records the asset at the lower of its carrying value or its estimated fair value, less estimated costs to sell, and, if the asset is a vessel, the Company ceases depreciation.
Vessels, net
Vessels, net is stated at historical cost less accumulated depreciation. Included in vessel costs are acquisition costs directly attributable to the acquisition of a vessel including capitalized interest and expenditures made to prepare the vessel for its initial voyage. Vessels are depreciated to their residual value on a straight-line basis over their estimated useful lives of 25 years from the date the vessel is ready for its first voyage. The estimated useful life of 25 years is management’s best estimate and is also consistent with industry practice for similar vessels. The residual value is estimated as the lightweight tonnage of each vessel multiplied by an estimated scrap value per ton. The scrap value per ton is estimated taking into consideration the historical four years average scrap market rates at the balance sheet date.
When regulations place limitations over the ability of a vessel to trade on a worldwide basis, or when the cost of complying with such regulations is not expected to be recovered, we will adjust the vessel’s useful life to end at the date such regulations preclude such vessel’s further commercial use.
The carrying value of the Company’s vessels does not represent the fair market value of such vessels or the amount it could obtain if it were to sell any of its vessels, which could be more or less. Under U.S. GAAP, the Company would not record a loss if the fair market value of a vessel (excluding its charter) is below its carrying value unless and until it determines to sell that vessel or the vessel is impaired as discussed below under “Impairment of long-lived assets held for use.”
Vessels under construction
Vessels under construction are measured at cost and include costs incurred that are directly attributable to bringing the asset to the location and condition necessary for it to be capable of operating in the manner intended by management. These costs include installment payments made to the shipyards, capitalized interest, professional fees, and other costs deemed directly attributable to the construction of the asset. Vessels under construction are not depreciated.
Deferred drydocking costs
The vessels are required to undergo planned drydocks or underwater inspections for replacement of certain components, major repairs and maintenance of other components, which cannot be carried out while the vessels are operating, approximately every 30 months or 60 months depending on the nature of work and external requirements. These drydock costs are capitalized and depreciated on a straight-line basis over the estimated period until the next drydock. When the drydock expenditure occurs prior to the expiry of the period, the remaining balance is expensed. The Company had no drydocking activity during the three years ended December 31, 2018.
We only include in deferred drydocking those direct costs that are incurred as part of the drydocking to meet regulatory requirements, or are expenditures that add economic life to the vessel, increase the vessel’s earnings capacity or improve the vessel’s efficiency. Direct costs include shipyard costs as well as the costs of placing the vessel in the shipyard; cost of travel, lodging and subsistence of personnel sent to the drydocking site to supervise; and the cost of hiring a third party to oversee the drydocking. Expenditures for normal maintenance and repairs, whether incurred as part of the drydocking or not, are expensed as incurred.
Impairment of long-lived assets held for use
In accordance with ASC subtopic 360-10, Property, Plant and Equipment, long-lived assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. Determination of recoverability is based on an estimate of undiscounted future cash flows resulting from the use of the asset or asset group and its eventual disposition.

For purposes of recognition and measurement of an impairment loss, long-lived assets are grouped with other assets at the lowest level for which identifiable cash flows are largely independent of the cash flows of other assets, which is generally at the vessel pool level for vessels operating within pools. In performing its impairment review, the Company performs a recoverability test comparing an estimate of undiscounted cash flows to carrying value to determine if the asset group is impaired. In developing its estimates of undiscounted cash flows, the Company makes significant assumptions and estimates about future performance, with the most significant assumptions relating to (i) charter rates on expiry of existing charters, which are based on the current fixing applicable to five-year time charter rates and thereafter, the ten-year historical average for each category of vessel (ii) off-hire days, which are based on actual off-hire statistics for the Company’s fleet (iii) operating costs, based on current levels escalated over time based on long term trends (iv) drydocking frequency, duration and cost (v) estimated useful life which is assessed as a total of 25 years and (vi) estimated scrap values. In the case of an indication of impairment, the results of a recoverability test would also be sensitive to the discount rate applied.

An impairment loss is recognized when the carrying amount of the asset group is greater than both the undiscounted cash flows and its fair value. In instances where the carrying value of an asset group is not recoverable, measurement of the impairment loss is based upon the amount by which the collective fair values of the vessels in the asset group exceed their collective carrying values. The fair values are determined based upon available market data as well as third party valuations performed on each individual vessel.

During our fourth quarter 2018 assessment, we determined that the undiscounted future income streams expected to be generated by each asset group, over their remaining operating lives exceeded and therefore would be sufficient to recover their respective carrying values and, accordingly, we confirmed that our vessels were not impaired under U.S. GAAP. As of December 31, 2018 we owned 56 vessels with an average remaining useful life of 22 years.

During the year ended December 31, 2017, there were no changes in circumstances or events that indicated that the carrying amount of our vessel pools or vessels under construction may not be recoverable and therefore, an assessment of impairment was not performed.

During our fourth quarter 2016 assessment, we determined that the undiscounted future income streams expected to be generated by each of our asset groups, over their remaining operating lives exceeded and therefore would be sufficient to recover their respective carrying values and, accordingly, we confirmed that our vessels were not impaired under U.S. GAAP.  As of December 31, 2016 we owned 42 vessels with an average remaining useful life of 24 years.

In our impairment testing, we also examine the sensitivity of the future income streams expected to be earned by reviewing other scenarios relative to the initial assumptions we used to see if the resulting impact would have resulted in a different conclusion. Accordingly, we perform sensitivity analyses based on more conservative charter rates and expected useful lives for our vessels. In the first sensitivity analysis, we lowered charter rate assumptions to 96% of the long-term averages of Kamsarmax and Ultramax vessels, respectively (holding all other critical assumptions constant), while in our second sensitivity analysis; we decreased our vessels’ estimated useful lives by approximately 9% for each vessel class (holding all other critical assumptions constant). We then evaluated the outcomes of the sensitivity analyses performed to assess their impact on our conclusions. In both analyses, we found that there was no impairment of any of our assets or asset groups.
Although we believe that the assumptions used to evaluate potential impairment are reasonable and appropriate, such assumptions are highly subjective. There can be no assurance as to how long charter rates and vessel values will remain at their currently low levels or whether they will improve by any significant degree. Charter rates may decrease, which could adversely affect our revenue and profitability, and any future assessments of vessel impairment.
Management will continue to monitor developments in charter rates in the markets in which it participates with respect to the expectation of future rates over an extended period of time that are utilized in the analyses.
Fair value of financial instruments
Substantially all of the Company’s financial instruments are carried at fair value or amounts approximating fair value. Cash and cash equivalents, interest rate caps, amounts due to / from charterers, accounts payable and long-term debt, are carried at market value or estimated fair value. Please also see “Equity Investments” below.
Deferred financing costs, net
Deferred financing costs, included in other assets or as a reduction to debt balances (as described above), consist of fees, commissions and legal expenses associated with obtaining or modifying loan facilities. These costs are amortized over the life of the related debt using the effective interest rate method and are included in Financial expense, net in the Consolidated Statement of Operations. Amortization was $9.6 million, $6.1 million, and $4.1 million, respectively, for the years ended December 31, 2018, 2017 and 2016. Deferred financing costs were $37.8 million and $30.2 million, and accumulated amortization was $21.7 million and $12.1 million as of December 31, 2018 and 2017, respectively. Amortization for the next five years based on balances as of December 31, 2018 are as follows (in millions):

2019	$4.5
2020	3.7
2021	2.8
2022	2.1
2023	1.3
Total	$14.4

The Company wrote off $3.8 million of deferred financing costs during the year ended December 31, 2018 related to the refinancing of existing debt. The Company wrote off $0.5 million during the year ended December 31, 2017 associated with the portion of deferred financing costs accumulated on credit facilities for which the commitments were reduced due to the sale of vessels.
Earnings per share
Basic earnings per share is determined by dividing the net income (loss) by the weighted average number of common shares outstanding, while diluted earnings per share is determined by dividing net income (loss) by the average number of common stock adjusted for the dilutive effect of common stock equivalents by application of the treasury stock method. Common stock equivalents are excluded from the diluted calculation if their effect is anti-dilutive.
Share-based Compensation
We follow ASC Subtopic 718-10, Compensation-Stock Compensation, for restricted stock issued under our equity incentive plan. Share-based compensation expense requires measurement of compensation cost for share-based awards at fair value and recognition of compensation cost over the vesting period. The restricted stock awards granted to our employees and directors have graded vesting schedules and contain only service conditions. The Company recognizes compensation cost on a straight-line basis over the requisite service period for each separately vesting portion of the award as if the award was, in substance, multiple awards.
The fair value of restricted stock awards is based on the fair value of the Company’s common stock on the grant date.
Income tax
Scorpio Bulkers Inc. is incorporated in the Republic of the Marshall Islands, and its vessel owning subsidiaries are incorporated in the Republic of the Marshall Islands. In accordance with the income tax laws of the Marshall Islands, we are not subject to Marshall Islands income tax. We are also exempt from income tax in other jurisdictions including the United States of America due to tax treaties or domestic tax laws; therefore, we will not have any tax charges, benefits, or balances.
Concentration of credit risk
Financial instruments that potentially subject the Company to concentrations of credit risk are amounts due from charterers and from related parties. With respect to balances due from the Scorpio Ultramax Pool, and the Scorpio Kamsarmax Pool (see Note 15, Related Party Transactions), the Company, through SCM, limits its credit risk by performing ongoing credit evaluations and, when deemed necessary, requires letters of credit, guarantees or collateral.  The Company earned 36%, and 64% of its revenues from two customers during the year ended December 31, 2018. The Company earned 42% and 58% of its revenues, from two customers during the year ended December 31, 2017. During the year ended December 31, 2016, the Company earned 40% and 60% of its revenues (including commissions from SCM) from two customers. Management does not believe significant risk exists in connection with the Company’s concentrations of credit at December 31, 2018 due to the number of charterers with which the pools conduct business.
At December 31, 2018, the Company maintains all of its cash and cash equivalents with seven financial institutions.  None of the Company’s cash and cash equivalent balances are covered by insurance in the event of default by these financial institutions.
Interest rate risk
The Company is exposed to the impact of interest rate changes primarily through its variable-rate borrowings which consist of borrowings under its secured credit facilities. Significant increases in interest rates could adversely affect our margins, net income and our ability to service our debt.  The Company has entered into derivative contracts to hedge its overall exposure to interest rate risk exposure (see Derivative financial instruments below for further information).
Liquidity risk
Liquidity risk is the risk that an entity will encounter difficulty in raising funds to meet commitments associated with financial instruments. We manage liquidity risk by maintaining adequate reserves and borrowing facilities and by continuously monitoring forecast and actual cash flows.
Current economic conditions make forecasting difficult, and there is the possibility that our actual trading performance during the coming year may be materially different from expectations. Additionally, it is also likely that additional, currently uncommitted, sources of financing will be required to meet the financial commitments relating to the scheduled maturities of our Senior Notes due 2019 and to finance the final portion of our investment in exhaust gas cleaning systems (“scrubbers”). We could also pursue other means to raise liquidity, such as through the sale of vessels, to meet these obligations. There can be no assurance that these or other measures will be successful and a deterioration in economic conditions or a failure to refinance our debt that is maturing could cause us to breach our debt covenants and could have a material adverse effect on our business, results of operations, cash flows and financial condition.
Based on internal forecasts and projections, which assume the refinancing of certain outstanding debt and the financing of the final portion of our investment in scrubbers, and that take into account reasonably possible changes in our trading performance, in addition to our ability to (i) sell or refinance certain vessels or to (ii) sell our investment in Scorpio Tankers Inc. (“Scorpio Tankers”), we believe that we have adequate financial resources to continue in operation and meet our financial commitments (including but not limited to debt service obligations, installments relating to the purchase of exhaust gas cleaning systems and charterhire commitments) for a period of at least 12 months from the date of issuance of this annual report. Accordingly, we continue to adopt the going concern basis in preparing our financial statements.
Currency and exchange rate risk
The international shipping industry’s functional currency is the U.S. Dollar. Virtually all of our revenues and most of our operating costs are in U.S. Dollars. We incur certain operating expenses in currencies other than the U.S. Dollar, and the foreign exchange risk associated with these operating expenses is immaterial.
Equity Investments
We account for equity investments under the equity method. Equity investments for which we have the ability to exercise significant influence, but not control over the investee and are not the primary beneficiary of the investee’s activities are accounted for under the equity method. At December 31, 2018, the Company’s equity method investments consist solely of an approximately 10.5% common stock ownership interest in a related party over which it has the ability to exercise significant influence, Scorpio Tankers acquired in October 2018. In accounting for its investment in Scorpio Tankers, the Company has elected to use the fair value option, available under ASC 825 for investments subject to the equity method of accounting, as it more accurately reflects the economic substance of its ownership interest in Scorpio Tankers. The initial election of the fair value option did not have any impact on the Company’s earnings. The Company measures its fair value based upon the quoted market price of Scorpio Tankers common stock. Our share of gains and losses in the fair value of the Scorpio Tankers investment as well as dividend income are recorded in Income (loss) from equity investment - related party in the Consolidated Statement of Operations. At December 31, 2018, the Company did not have any cost method investments.
Derivative financial instruments
The Company uses derivative financial instruments, primarily interest rate caps, to hedge certain interest rate exposure. The Company does not use derivative financial instruments for speculative purposes.
All derivative financial instruments are carried on the balance sheet at fair value. Fair value of derivatives is determined by reference to observable prices that are based on inputs not quoted on active markets, but corroborated by market data. The accounting for changes in the fair value of a derivative instrument depends on whether the derivative has been designated as and qualifies as part of a hedging relationship. The use of derivative instruments has been limited to interest rate cap agreements. The fair values of derivative instruments are included in Other assets in the accompanying balance sheets. The Company has not elected to designate any of its derivative instruments as hedging instruments under ASC 815, Derivatives and Hedging, and as such the gain or loss on the derivative is recognized in Financial expense, net in current earnings during the period of change.
The valuation of interest rate cap agreements is determined using the Black Model, which considers among other factors, the contractual terms of derivatives, including the period to maturity, and uses observable market-based inputs, including interest rate curves and expected volatility, adjusted for counter-party risk. The Company may enter into derivative contracts that are intended to economically hedge certain of its risks, even though hedge accounting does not apply or we elect not to apply hedge accounting.
Recent accounting pronouncements
In February 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2016-02, “Leases”, which was intended to improve financial reporting of leasing transactions. The ASU requires organizations that lease assets, or lessees, to recognize on the balance sheet the assets and liabilities for the rights and obligations created by those leases with terms of more than twelve months. The accounting for lease arrangements by the lessors will remain largely unchanged from current U.S. GAAP. The ASU also requires additional quantitative and qualitative disclosures to help financial statement users better understand the amount, timing, and uncertainty of cash flows arising from leases. The ASU is effective for fiscal years and interim periods beginning after December 15, 2018 although early adoption is permitted. The ASU requires reporting organizations to take a modified retrospective transition approach.
In its review of its contracts to assess the overall impact of the guidance, the Company has determined that the existing pool arrangements meet the definition of leases under ASU 2016-02. As lessor, the Company leases its vessels to pools, which manage the vessels in order to enter into transportation contracts with their customers and enjoy the economic benefits derived from such arrangements.  Furthermore, the pools can direct the use of a vessel (subject to certain limitations in the pool or charter agreement) throughout the period of use. In July 2018, the FASB issued ASU 2018-11, “Leases (Topic 842): Targeted Improvements”, which amended FASB Accounting Standards Codification (“ASC”) Topic 842, “Leases”, to (i) provide a practical expedient for lessors regarding the separation of the lease and non-lease components of a contract and (ii) add an optional transition method that would permit entities to apply the new requirements by recognizing a cumulative-effect adjustment to the opening balance of retained earnings in the year of the adoption. In its assessment, the Company concluded that the criteria for not separating the lease and non-lease components of its arrangements are met since: (a) the timing and pattern of transfer are the same for both the lease and non-lease components, (b) the lease component of the contracts, if accounted for separately, would be classified as an operating lease, and (c) the lease component is the predominant component in the arrangement. Therefore, the Company will account for the combined component as an operating lease in accordance with ASC 842. As a result, an entity’s reporting for the comparative periods presented in the financial statements in which it adopts the new lease standard will continue to be in accordance with current GAAP. The Company adopted this new standard on January 1, 2019, applying the optional transition option, with no restatement of comparative figures for prior periods. The Company does not expect this standard to impact the accounting for its vessels operating within the pools or under time chartered-out arrangements.
The standard will result in the recognition of right-of-use assets and corresponding liabilities, on the basis of the discounted remaining future minimum lease payments, for chartered-in vessel commitments of over 12 months only, which have historically been reported as operating leases and recognized solely in the income statement on a straight-line basis. The impact of this standard as it pertains to time or bareboat chartered-in vessels will not have an impact upon first time adoption, as the Company’s operating fleet includes only one chartered-in vessel at December 31, 2018, which has a lease term of less than twelve months and does not require recognition on the Consolidated Balance Sheet.

Recently adopted accounting standards

In May 2017, the FASB issued ASU 2017-09, “Compensation - Stock Compensation (Topic 718): Scope of Modification Accounting”, which clarifies when changes to the terms or conditions of a share-based payment must be accounted for as modifications. Under the new guidance, an entity will not apply modification accounting to a share-based payment award if all of the following are the same immediately before and after the change: (i) the award’s fair value, (ii) the award’s vesting conditions, and (iii) the award’s classification as an equity or liability instrument. The new guidance does not change the accounting for modifications. The guidance is effective for annual periods, and interim periods within those annual periods, beginning after December 15, 2017 for all entities. The adoption of ASU 2017-09 did not have a significant impact on the Company’s Consolidated Financial Statements or financial disclosures.

In November 2016, the FASB issued ASU 2016-18, “Restricted Cash”. When cash, cash equivalents, restricted cash and restricted cash equivalents are presented in more than one line item on the balance sheet, the new guidance requires a reconciliation of the totals in the statement of cash flows to the related captions in the balance sheet. This reconciliation can be presented either on the face of the statement of cash flows or in the notes to the financial statements. The guidance is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. The adoption of ASU 2016-018 did not have a significant impact on the Company’s Consolidated Statement of Cash Flows.

In August 2016, the FASB issued ASU 2016-15, “Classification of Certain Cash Receipts and Cash Payments”, which addresses classification issues related to the statement of cash flows. Classification issues relate to (i) debt repayment or debt extinguishment costs, (ii) settlement of zero-coupon bonds, (iii) contingent consideration payments made after a business combination, (iv) proceeds from the settlement of insurance claims, (v) proceeds from the settlement of corporate-owned life insurance policies, including bank-owned life insurance policies, (vi) distributions received from equity method investees, (vii) beneficial interests in securitization transactions, and (viii) separately identifiable cash flows and application of the predominance principle. The guidance is effective for annual and interim periods in fiscal years beginning after December 15, 2017. The adoption of ASU 2016-15 did not have a significant impact on the Company’s Consolidated Statement of Cash Flows.

In May 2014, the FASB issued ASU 2014-09, “Revenue from Contracts with Customers” (Topic 606). This standard requires entities to (i) identify the contract(s) with a customer; (ii) identify the performance obligations in the contract; (iii) determine the transaction price; (iv) allocate the transaction price to the performance obligations in the contract; and (v) recognize revenue when (or as) the entity satisfies a performance obligation. The Company adopted ASU 2014-9 for the reporting period commencing on January 1, 2018 and elected to use the modified retrospective approach. Its adoption primarily changes the method of recognizing revenue for voyage charters from the discharge-to-discharge method to the loading-to-discharge method. Under the discharge-to-discharge method, revenue is recognized from the discharge of the prior voyage, or contract date of the current voyage if later, until the discharge of the current voyage. Under the load-to-discharge method, revenue is recognized from the load of a voyage until its discharge. The Company’s quantitative assessment of the effects of the adoption of this new guidance indicated that the financial impact of the change in timing of revenue recognition as outlined above required no adjustment to the opening retained earnings as of January 1, 2018 as the Company was not engaged in any voyage charters. At the present time, virtually all of the Company’s revenues are sourced from commercial pools which, along with time charters, fall under the guidance of ASC Topic 842 “Leases”.